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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 25, 2000


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)


      New York                     333-64131                   13-3436103
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(State or other             (Commission File Number)         (IRS Employer
jurisdiction                                                Identification No.)
of incorporation)


         343 Thornall Street, Edison, NJ                       08837
         ------------------------------------------------      -------------
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600



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Item 5.     Other Events:


      On or about 5/25/2000, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4 and Series 2000-1
contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

      Copies of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1 Monthly Report with respect to the May 25, 2000 distribution



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 2, 2000

                                    THE CHASE MANHATTAN BANK,
                                    As Paying Agent, on behalf of
                                    Chase Funding, Inc.


                                    By:   /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name: Andrew M.Cooper
                                    Title: Trust Officer


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                                      INDEX TO EXHIBITS
                                      ----------------------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Monthly  Report with  respect to the
                                      distribution  to  certificateholders
                                      on May 25, 2000.